TRANSAMERICA FUNDS

Transamerica Small Cap Growth

Supplement to the Currently Effective Statements of Additional Information

* * *

Effective as of the close of business on December 13, 2021, the following information revises the corresponding information contained in the Statements of Additional Information concerning Transamerica Small Cap Growth:

SUB-ADVISORY FEES:

The following information revises the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers”:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Small Cap Growth*	Ranger Investment Management, L.P.	0.415% of the first $300 million 0.375% in excess of $300 million

*

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Small Cap Growth CIT, a series of Wilmington Trust Collective Investment Trust that is also sub-advised by Ranger Investment Management, L.P.

* * *

Investors Should Retain this Supplement for Future Reference

December 17, 2021